UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 13, 2008

                          Willis Group Holdings Limited
             (Exact name of registrant as specified in its charter)


          Bermuda                                      93-0352587
 (Country of incorporation)               (I.R.S. Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
                            London EC3M 7DQ, England
           (Address of principal executive offices including zip code)


    Registrant's telephone number, including area code: (011) 44-20-3124-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans.

As previously disclosed, on September 16, 2008, Willis Group Holdings Limited ("Willis") sent a notice to its directors and executive officers informing them that a blackout period would be imposed in connection with the acquisition by Willis of Hilb Rogal & Hobbs Company ("HRH") by means of a merger. The notice explained that that a blackout period with respect to the Hilb Rogal & Hobbs Retirement Savings Plan (the "Plan") was expected to begin on September 23, 2008 and end on October 13, 2008, in order to allow the Plan's trustee to process and implement participants' instructions with respect to the election of merger consideration. The notice provided that a corresponding blackout period applicable to the Willis directors and executive officers would, in respect of shares of Willis common stock and related equity securities, commence on the date of the closing of the merger and continue through the date of termination of the Plan blackout period. During such period the Willis directors and executive officers would be generally prohibited from engaging in transactions involving shares of Willis common stock and related equity securities acquired in connection with their service to Willis. The merger closed on October 1, 2008.

The blackout period was extended to 12:00 p.m., Eastern Time, on October 17, 2008, as a result of the Plan trustee requiring additional time to exchange the shares of HRH common stock in the Plan for shares of Willis common stock and/or cash. Willis' directors and executive officers were otherwise generally prohibited from engaging in transactions involving shares of Willis common stock and related equity securities during the extended blackout period pursuant to Willis' policy for dealing in securities and on November 5, 2008 Willis notified its directors and executive officers of the blackout period termination.



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIS GROUP HOLDINGS LIMITED



                                        By: /s/ Adam G. Ciongoli
                                            ------------------------------------
                                            Name: Adam G. Ciongoli
                                            Title: General Counsel


Date: November 5, 2008



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